Exhibit 10.1

WAIVER AND SECOND AMENDMENT

TO CREDIT AND SECURITY AGREEMENT

THIS WAIVER AND SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made and entered into this 30th day of August, 2023 by and among FIFTH THIRD BANK, NATIONAL ASSOCIATION (“Lender”), THE SINGING MACHINE COMPANY, INC., a Delaware corporation (“SMCI”) and SMC LOGISTICS, INC., a California corporation (“Logistics”) (hereinafter SMCI and Logistics are sometimes collectively referred to as “Borrowers” or individually referred to as a “Borrower”).

Recitals:

Lender and Borrowers are parties to a certain Credit and Security Agreement made as of October 14, 2022, as amended (as at any time further amended, restated, supplemented or otherwise modified, the “Credit Agreement”) pursuant to which Lender has made certain loans to Borrowers.

Borrowers have violated Section 7.03(a) of the Credit Agreement on account of their failure to deliver monthly financial statements for the month ending June 30, 2023 by July 31, 2023 (the “Violation”). The Violation constitutes an Event of Default under Section 13.01(b) of the Credit Agreement (the “Event of Default”).

Borrowers have requested that Lender waive the Violation and the Event of Default and amend the Credit Agreement as set forth herein.

Lender has agreed to waive the Violation and the Event of Default and amend the Credit Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. Each capitalized term used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such term in the Credit Agreement.

2. Waiver. Lender hereby waives the Violation and the Event of Default resulting therefrom.

3. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Clause (b)(iii)(A) of the definition of “Borrowing Base” contained in Section 1.01 of the Credit Agreement is amended in its entirety so that such clause now reads as follows:

(A) $2,000,000 and

(b) The definition of “Maximum Revolving Loan Limit” contained in Section 1.01 of the Credit Agreement is amended in its entirety so that such definition now reads as follows:

“Maximum Revolving Loan Limit” means $2,000,000.

(c) Section 4.05(e) Termination Fee of the Credit Agreement is deleted in its entirety.

(d) Section 12.03 of the Credit Agreement is amended in its entirety so that such Section now reads as follows:

12.03 Liquidity.

Borrower shall not permit Liquidity (defined as (i) Excess Availability plus (ii) Suppressed Availability (being defined as the amount, if any, by which the Borrowing Base exceeds the Maximum Revolving Loan Amount) plus (iii) cash on hand) to be less than $2,500,000 as of the last day of each month commencing July 31, 2023 and continuing as of the last day of each month thereafter (with such amounts to be calculated upon the receipt of the applicable monthly financial statement delivered in accordance with Section 7.3(a) hereof).

The foregoing amounts shall be calculated at each of the month end periods specified above upon receipt of the applicable monthly financial statement required hereunder for such month.

(e) Section 12.04 of the Credit Agreement is deleted in its entirety.

(f) Section 12.05 of the Credit Agreement is amended by deleting the references to “Section 12.04” contained therein.

4. Condition Precedent to Effectiveness. This Amendment shall be effective upon Lender’s receipt of one or more counterparts of this Amendment, duly executed and delivered by Borrower and Lender.

5. Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Obligations, the Loan Documents and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Loan Documents.

6. Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Credit Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); and the security interests and liens granted by such Borrower in favor of Lender are duly perfected, first priority security interests and liens.

7. Representations and Warranties. Each Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that after giving effect to this Amendment, no Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; and all of the representations and warranties made by such Borrower in the Credit Agreement are true and correct on and as of the date hereof.

8. Reference to Credit Agreement. Upon the effectiveness of this Amendment, (a) each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment and (b) each reference in any Loan Document to the Credit Agreement shall mean a reference to the Credit Agreement, as amended by this Amendment.

9. Breach of Amendment. This Amendment shall be part of the Credit Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

10. Expenses of Lender. Each Borrower agrees to pay, on demand, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

11. Effectiveness; Governing Law. This Amendment shall be effective upon acceptance hereof by Lender (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Illinois.

12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13. No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

14. Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any manually executed signature page to this Amendment delivered by a party hereto by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

15. Further Assurances. Each Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

16. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

17. Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

BORROWER:

THE SINGING MACHINE COMPANY, INC.

By:	/s/Gary Atkinson
Name:	Gary Atkinson
Title:	CEO

SMC LOGISTICS, INC.

By:	/s/ Gary Atkinson
Name:	Gary Atkinson
Title:	CEO

LENDER:

FIFTH THIRD BANK, NATIONAL ASSOCIATION

By:	/s/ Susan M. Davis
Name:	Susan M. Davis
Title:	Senior Director